UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                 )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NABORS INDUSTRIES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
NABORS INDUSTRIES LTD.
2021 Annual General Meeting
Vote by May 31, 2021
11:59 PM ET
NABORS INDUSTRIES LTD. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

D43473-P50188

You invested in NABORS INDUSTRIES LTD. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 18, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. ELECTION OF DIRECTORS

Nominees:

01) Tanya S. Beder 04) John P. Kotts 07) John Yearwood 02) Anthony R. Chase 05) Michael C. Linn 03) James R. Crane 06) Anthony G. Petrello	For

2. Proposal to appoint PricewaterhouseCoopers LLP as independent auditor and to authorize the Audit Committee of the Board of Directors to set the independent auditor’s remuneration.	For

3. Advisory Say-on-Pay vote regarding the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.	For

4. Approval of Amendment No.1 to the Amended and Restated Nabors Industries Ltd. 2016 Stock Plan.	For

NOTE: The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the meeting or any adjournments thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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